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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 15, 1999
                        (Date of earliest event reported)

 Commission File Number 33-49544-01         Commission File Number 33-49544
       BLUE BIRD CORPORATION                     BLUE BIRD BODY COMPANY
    (Exact name of registrant as              (Exact name of registrant as
     specified in its charter)                 specified in its charter)

              DELAWARE                                  GEORGIA
    (State or other jurisdiction              (State or other jurisdiction
 of incorporation or organization)         of incorporation or organization)

             13-3638126                                58-0813156
(I.R.S. Employer Identification No.)      (I.R.S. Employer Identification No.)

        3920 Arkwright Road                       3920 Arkwright Road
        MACON, GEORGIA 31210                      MACON, GEORGIA 31210
  (Address of principal executive           (Address of principal executive
    offices including ZIP Code)               offices including ZIP Code)

           (912) 757-7100                            (912) 757-7100
  (Registrant's telephone number,           (Registrant's telephone number,
        including area code)                      including area code)




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         ITEM 5. OTHER EVENTS. At a joint meeting of the Boards of Directors of
Blue Bird Corporation ("BBC") and of Blue Bird Body Company, a wholly-owned subsidiary of BBC (the "Company") held on March 9, 1999, the Boards of Directors of BBC and the Company made the following changes to the executive officers of BBC and the Company, effective March 15, 1999. Bobby G. Wallace, Vice President, Treasurer and Secretary of both BBC and the Company, was elected Vice Chairman of the Board. Richard E. Maddox, Vice President - Sales of the Company, was elected President and a director of both BBC and the Company. Messrs. Wallace and Maddox will report to Paul E. Glaske, Chairman of the Board and Chief Executive Officer of BBC and the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           BLUE BIRD CORPORATION


                                           By:   /s/ Paul E. Glaske
                                               -------------------------
                                                    Paul E. Glaske
                                               Chairman of the Board and
                                                Chief Executive Officer

                                           Date:  March 25, 1999


                                           BLUE BIRD BODY COMPANY


                                           By:   /s/ Paul E. Glaske
                                               ---------------------------
                                                    Paul E. Glaske
                                               Chairman of the Board and
                                                 Chief Executive Officer

                                           Date:  March 25, 1999